UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3000 Schwab Way, Westlake, TX 76262
(Address of principal executive offices, including zip code)

(817) 859-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 6.00% Non-Cumulative Preferred Stock, Series C	SCHW PrC	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Financial Information Related to TD Ameritrade Holding Corporation Acquisition

The Charles Schwab Corporation (CSC) is filing this Current Report on Form 8-K to provide certain financial information with respect to TD Ameritrade Holding Corporation (TD Ameritrade) and CSC’s acquisition of TD Ameritrade. On October 6, 2020, CSC completed its acquisition of TD Ameritrade pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019, as amended (the Merger Agreement), by and among TD Ameritrade, Schwab and Americano Acquisition Corp., a wholly-owned subsidiary of CSC (Merger Sub). Pursuant to the Merger Agreement, Merger Sub merged with and into TD Ameritrade (the Merger), with TD Ameritrade continuing as the surviving corporation and as a wholly-owned subsidiary of CSC.

Included in this Current Report on Form 8-K are (a) TD Ameritrade’s audited consolidated financial statements as of and for the fiscal year ended September 30, 2020 and the related report of Ernst & Young LLP, TD Ameritrade’s independent auditors, which are included as Exhibit 99.1, and (b) CSC’s unaudited pro forma condensed combined financial statement giving effect to the Merger (the pro forma financial information), which includes the unaudited pro forma condensed combined statement of income for the year ended December 31, 2020 and the related notes, which are included as Exhibit 99.2.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that CSC and TD Ameritrade would have achieved had the companies been combined during the full period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Also included in this Current Report on Form 8-K is the consent of Ernst & Young LLP to the incorporation by reference in CSC’s Registration Statements on Form S-3 and Form S-8 of its report included in Exhibit 99.1, which is included as Exhibit 23.1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of TD Ameritrade as of and for the fiscal year ended September 30, 2020, and the related Report of Independent Auditors, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income of CSC for the fiscal year ended December 31, 2020 (the Unaudited Pro Forma Statement of Income) is filed as Exhibit 99.2 hereto and incorporated herein by reference. The Unaudited Pro Forma Statement of Income gives effect to the Merger and related transactions.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Financial Statements of TD Ameritrade Holding Corporation as of and for the fiscal year ended September 30, 2020 and the related Report of Independent Auditors.
99.2	Unaudited Pro Forma Condensed Combined Statement of Income of The Charles Schwab Corporation for the fiscal year ended December 31, 2020.
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date:	March 12, 2021	By:	/s/ Peter Crawford
Peter Crawford
Executive Vice President and Chief Financial Officer